UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

O-I GLASS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86617-P42705 O-I GLASS, INC. ONE MICHAEL OWENS WAY PERRYSBURG, OH 43551 O-I GLASS, INC. You invested in O-I GLASS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Share Owners to be held on May 13, 2026. Vote Virtually at the Meeting* May 13, 2026 9:00 A.M. ET Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 29, 2026. If you would like to request a copy of the materials for this and/or future share owner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. * You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. Please check the meeting materials for any special requirements for meeting attendance. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/OI2026 and be sure to have the control number noted above. 2026 Annual Meeting Vote by 11:59 P.M. ET on May 12, 2026 for shares held directly. Vote by 11:59 P.M. ET on May 10, 2026 for shares held in the Owens-Illinois, Inc. Stock Purchase and Savings Program or the Owens-Illinois, Inc. Long-Term Savings Plan.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86618-P42705 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming share owner meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Samuel R. Chapin For 1b. David V. Clark, II For 1c. Eugenio Garza y Garza For 1d. Gordon J. Hardie For 1e. John Humphrey For 1f. Iain J. Mackay For 1g. Hari N. Nair For 1h. Cheri Phyfer For 1i. Catherine I. Slater For 1j. Carol A. Williams For 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026. For 3. To approve, by advisory vote, the Company’s named executive officer compensation. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2026 Annual Meeting of Share Owners or any adjournment(s) or postponement(s) thereof.